DEBT - Schedule of Repayment of Long-Term Debt (Details) - USD ($) $ in Thousands	Dec. 31, 2016	Dec. 31, 2015
Debt Disclosure [Abstract]
2017	$ 233,419
2018	72,317
2019	135,183
2020	202,000
2021	516,000
2022 and thereafter	232,931
Total debt, net of deferred finance charges	1,391,850	$ 1,344,788
Debt Issuance Costs, Net	(17,140)	(13,676)
Debt, Long-term and Short-term, Combined Amount	$ 1,374,710	$ 1,331,112